     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 2, 2002

                                                     REGISTRATION NOS. 333-39973
                                                                    333-39973-01
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   ----------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   ----------

                      APACHE CORPORATION                                            APACHE FINANCE PTY LTD
                                                                                       (ACN 080 571 900)
                           DELAWARE
(State or other jurisdiction of incorporation or organization)                  AUSTRALIAN CAPITAL TERRITORIES
                                                                      (State or other jurisdiction of incorporation or
                        NO. 41-0747868                                                  organization)
                       (I.R.S. Employer
                    Identification Number)                                               NO. 52-2061913
                                                                                        (I.R.S. Employer
                     ONE POST OAK CENTRAL                                            Identification Number)
              2000 POST OAK BOULEVARD, SUITE 100
                   HOUSTON, TEXAS 77056-4400                                        256 ST. GEORGE'S TERRACE
                        (713) 296-6000                                                       LEVEL 3
               (Address, including zip code, and                                  PERTH, WESTERN AUSTRALIA 6000
    telephone number, including area code, of registrant's                                  AUSTRALIA
                      executive offices)                                                 61-89-422-7222
                                                                                (Address, including zip code, and
                                                                     telephone number, including area code, of registrant's
                                                                                       executive offices)

                                                     Z. S. KOBIASHVILI
                                         SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                                                   ONE POST OAK CENTRAL
                                            2000 POST OAK BOULEVARD, SUITE 100
                                                 HOUSTON, TEXAS 77056-4400
                                                      (713) 296-6000
           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   ----------

         Approximate date of commencement of proposed sale to the public: Not applicable, securities are being withdrawn from registration.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

     We previously registered up to $300,000,000 of our unsecured senior debt securities and guarantees for resale under a registration statement on Form S-3 filed with the Securities and Exchange Commission on November 12, 1997 and amended by an amendment filed on November 21, 1997 (Registration Nos. 333-39973, 333-39973-01). We have made two offerings of debt securities and guarantees under the registration statement, $170,000,000 of our 6 1/2% Notes due 2007 and $100,000,000 of our 7% Notes due 2009, leaving $30,000,000 principal amount of debt securities still available under the registration statement. By filing this post effective amendment no. 2, we hereby remove from registration all of the remaining $30,000,000 of debt securities and guarantees and the registration statement is hereby amended, as appropriate, to reflect this removal from registration.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

EXHIBITS

* 1.1 --  Form of Underwriting Agreement.
* 4.1 -- Form of Indenture among the Issuer, the Company and The Chase Manhattan Bank, Trustee, governing the Debt Securities and the Guarantees.
* 4.2 --  Form of Debt Security.
* 5.1 -- Opinion of Z.S. Kobiashvili, General Counsel of the Company, regarding legality under U.S. law of securities being registered.
* 5.2 -- Opinion of Arthur Robinson & Hedderwicks regarding legality under Australian law of securities being registered.
* 8.1 -- Opinion of Woodard, Hall & Primm, P.C. as to certain United States federal income tax matters.
* 8.2 -- Opinion of Arthur Robinson & Hedderwicks as to certain Australian tax matters.
*12.1 --  Statement of computation of ratio of earnings to fixed charges.
*23.1 --  Consent of Arthur Andersen LLP.
*23.2 --  Consent of Coopers & Lybrand, Chartered Accountants.
*23.3 --  Consent of Ryder Scott Company Petroleum Engineers.
*23.4 --  Consent of Netherland, Sewell & Associates, Inc.
*23.5 -- Consent of Z.S. Kobiashvili, General Counsel of the Company (included in Exhibit 5.1).
*23.6 -- Consent of Arthur Robinson & Hedderwicks (included in Exhibit 5.2). *23.7 -- Consent of Woodard, Hall & Primm, P.C. (included in Exhibit 8.1). *23.8 -- Consent of Arthur Robinson & Hedderwicks as to certain Australian tax matters (included in Exhibit 8.2).
*24.1 -- Powers of Attorney (included in Part II as a part of the signature pages of the Registration Statement).
*25.1 --  Statement of Eligibility and Qualification under Trust Indenture
          Act of 1939 of The Chase Manhattan Bank, Trustee, is filed separately on Form T-1.

*Previously filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this Post Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas.

                                  APACHE CORPORATION



Date:  December 31, 2001          By: /s/ Z. S. Kobiashvili
                                      -----------------------------------------
                                      Z. S. Kobiashvili
                                      Senior Vice President and General Counsel


         Pursuant to the requirements of the Securities Act of 1933, the Post Effective Amendment No. 2 to the Registration Statement has been signed by an attorney in fact on behalf of the following persons, in the capacities and on the dates indicated.


SIGNATURE                   TITLE
---------                   -----

/s/ Raymond Plank*          Chairman and Chief Executive Officer
-------------------------   (Principal Executive Officer)
Raymond Plank


/s/ Roger B. Plank*         Executive Vice President and Chief Financial Officer
-------------------------   (Principal Financial Officer)
Roger B. Plank


/s/ Thomas L. Mitchell*     Vice President and Controller
-------------------------   (Principal Accounting Officer)
Thomas L. Mitchell

SIGNATURE                          TITLE
---------                          -----


/s/ Frederick M. Bohen*            Director
----------------------------
Frederick M. Bohen


/s/ G. Steven Farris*              Director
----------------------------
G. Steven Farris


/s/ Randolph M. Ferlic*            Director
----------------------------
Randolph M. Ferlic


                                   Director
----------------------------
Eugene C. Fiedorek


                                   Director
----------------------------
A. D. Frazier, Jr.


/s/ John A. Kocur*                 Director
----------------------------
John A. Kocur


/s/ George D. Lawrence Jr.*        Director
----------------------------
George D. Lawrence Jr.


/s/ Mary Ralph Lowe*               Director
----------------------------
Mary Ralph Lowe


/s/ F.H. Merelli*                  Director
----------------------------
F.H. Merelli


                                   Director
----------------------------
Rodman D. Patton


                                   Director
----------------------------
Charles J. Pittman




*By: /s/ Z. S. Kobiashvili
     ------------------------
     Z. S. Kobiashvili
     Attorney-in-Fact

Date:  December 31, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all requirements for filing on Form S-3 and has duly caused this Post Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Houston, State of Texas.

                                  APACHE FINANCE PTY LTD


Date:  December 31, 2001          By: /s/ Z. S. Kobiashvili
                                      -----------------------------------------
                                      Z. S. Kobiashvili
                                      Senior Vice President and General Counsel

         Pursuant to the requirements of the Securities Act of 1933, the Post Effective Amendment No. 2 to the Registration Statement has been signed by an attorney in fact on behalf of the following persons, in the capacities and on the dates indicated.

SIGNATURE                    TITLE
---------                    -----


/s/ Raymond Plank*           Chief Executive Officer
--------------------------   (Principal Executive Officer)
Raymond Plank


/s/ Roger B. Plank*          Director, Executive Vice President and Chief Financial
--------------------------   Officer (Principal Financial Officer)
Roger B. Plank


/s/ Thomas L. Mitchell*      Vice President (Principal Accounting Officer)
--------------------------
Thomas L. Mitchell


                             Director
--------------------------
James K. Bass


/s/ John A. Crum *           Director
--------------------------
John A. Crum


/s/ G. Steven Farris*        Director
--------------------------
G. Steven Farris


/s/ Z. S. Kobiashvili*       Director
--------------------------
Z. S. Kobiashvili


/s/ Neil J. McHarrie*        Director
--------------------------
Neil J. McHarrie


*By: /s/ Z. S. Kobiashvili
     ---------------------
     Z. S. Kobiashvili
     Attorney-in-Fact

Date:  December 31, 2001